Exhibit 10.1

                              INVESTMENT AGREEMENT
                              --------------------

         This INVESTMENT AGREEMENT, made as of this 30th day of March, 2006 (the "Effective Date"), by and between AZURTEC, INC., a Pennsylvania corporation with its principal place of business at 12 Penns Trail, Newtown, PA 18940 (hereinafter referred to as "AzurTec") and PHOTOMEDEX, INC., a Delaware corporation, with a business address at 147 Keystone Drive, Montgomeryville, PA 18936 (hereinafter referred to as "PhotoMedex").

                                   WITNESSETH:
                                   ----------

         PhotoMedex and AzurTec entered into a Development Agreement, dated July 23, 2004, whereunder PhotoMedex undertook to develop prototypes of a beta-generation of AzurTec's proprietary MetaSpex Laboratory System ("MLS System"). Work under that agreement was suspended so that AzurTec could strengthen its financial position. AzurTec wants a stronger financial position so that it may complete the development of the ex vivo version of the MLS System for commercial exploitation and continue to develop the in situ version of the MLS System, and to that end additionally engages PhotoMedex to redesign and manage the software development of the MLS System and the regulatory process of the MLS System, which PhotoMedex is willing to do, and so that it may engage PhotoMedex, through a License Agreement, to produce the commercial unit of the ex vivo version of the MLS System and to distribute that version of the MLS System on a worldwide basis, which PhotoMedex is also willing to do, giving PhotoMedex a right of first negotiation to commercialize the in situ version of the MLS System.

         In consideration of the mutual agreements and undertakings set forth below, and intending to be legally bound hereby and having conducted such due diligence as each deemed appropriate and received any necessary consents and approvals therefor from their respective Boards of Directors and stockholders, AzurTec and PhotoMedex agree as follows:

1.       Sale of Capital Stock.
         ---------------------

         (a)      AzurTec Shares. Subject to the terms and conditions hereof,
                  --------------
AzurTec shall sell to PhotoMedex, and PhotoMedex shall purchase from AzurTec, 181,512 shares of AzurTec Class A Preferred Stock (the "AzurTec Preferred Shares"), and 6,855,141 shares of AzurTec Common Stock (the "AzurTec Common Shares") at the Closing, whereby PhotoMedex shall own 14% of the issued and outstanding Preferred Stock of AzurTec and 14% of the issued and outstanding Common Stock of AzurTec (on a fully diluted basis) and therefore 14% of the net equity of AzurTec and 14% of the voting rights in AzurTec.

         (b)      PhotoMedex Shares. In return for the AzurTec Preferred Shares
                  -----------------
and the AzurTec Common Shares and the License Agreement described in Section 2(a)(i)(C), PhotoMedex shall issue and make available for issuance to AzurTec and/or to AzurTec's designees (the "Designated Holders") an aggregate of 200,000 restricted shares of PhotoMedex's common stock (the "PhotoMedex Shares") at the Closing, subject to the terms and conditions hereof.

         (c)      Valuation. For purposes of determining the aggregate purchase
                  ---------
price between the parties for the AzurTec Preferred and Common Shares and the License Agreement, it shall be equal to the product of the number of PhotoMedex Shares (viz. 200,000) and the mean of the closing prices of PhotoMedex common stock from November 3, 2005 to February 3, 2006, inclusive, i.e., $1.76 per share, for a total of $352,000. It is understood and agreed, however, that the foregoing determination of aggregate purchase price as a contractual matter between the parties shall not preclude PhotoMedex from a different determination of aggregate purchase price as a matter of financial reporting in accordance with accounting principles generally accepted in the United States, and that PhotoMedex may, at its discretion and with due regard for the requirements of the Internal Revenue Code and accounting principles generally accepted in the United States allocate such purchase price 70% to the AzurTec Preferred Shares and the AzurTec Common Shares and 30% to the License Agreement (including the right of first negotiation), and AzurTec will duly record and report such allocations, consistent with Section 1060 of the Internal Revenue Code.

         (d)      Issuance of Additional AzurTec Shares. For each issuance of
                  -------------------------------------
AzurTec Shares to a party other than PhotoMedex in pursuance of raising an additional $1 million of equity capital (as described in Section 2(c)(iii)), AzurTec shall issue to PhotoMedex, without additional consideration from PhotoMedex, additional AzurTec Preferred Shares and/or AzurTec Common Shares sufficient to maintain PhotoMedex's 14% interest in each class of capital stock of AzurTec (which amount has been estimated to be 3,418,605 shares of common stock). Notwithstanding the foregoing, it is understood and agreed that for any issuance to PhotoMedex of AzurTec Shares which is subsequent to and not in pursuance of the fulfillment of the covenant in Section 2(c)(iii) and in which PhotoMedex elects to participate, PhotoMedex being under no obligation to participate or otherwise make further debt or capital investment in AzurTec, PhotoMedex shall not be issued AzurTec Shares without additional consideration, but shall be issued additional AzurTec Shares only in accordance with the terms and conditions described in Section 4(f).

         (e)      Issuance of PhotoMedex Warrant. Upon fulfillment by AzurTec of
                  ------------------------------
the covenant described in Section 2(c)(iii), PhotoMedex shall issue to AzurTec a warrant (the "PhotoMedex Warrant") for 100,000 shares of PhotoMedex common stock (the "PhotoMedex Warrant Shares"), where the warrant shall have an exercise price equal to 90% of the mean of the closing prices of PhotoMedex common stock on Nasdaq for the 30 trading days preceding the issuance of the PhotoMedex Warrant and where the warrant shall have a life of 5 years, shall not be exercisable for the first six months after issuance, and shall otherwise be in a form as set forth in Schedule 1(e). PhotoMedex may, at its discretion and with due regard for the requirements of the Internal Revenue Code and accounting principles generally accepted in the United States, allocate the consideration embodied in the PhotoMedex Warrant 100% to the License Agreement, and AzurTec will duly record and report such allocation, consistent with Section 1060 of the Internal Revenue Code.

2.       Closing.
         -------

         (a)      Deliveries.
                  ----------

                  (i) AzurTec shall deliver to PhotoMedex a share certificate evidencing the AzurTec Preferred Shares and a share certificate evidencing the AzurTec Common Shares, both purchased by PhotoMedex pursuant to
Section 1. Each of AzurTec and PhotoMedex shall also execute and deliver to the other: (A) the Security Agreement described in Section 2(b)(ii) (the "Security Agreement"), (B) an Amendment to the Development Agreement in the form attached hereto as Schedule 2(a)(i)(B) (the "Development Agreement Amendment"), and (C) the License Agreement in the form attached hereto as Schedule 2(a)(i)(C) (the "License Agreement"). AzurTec shall also present proof that it has raised no less than $250,000 of equity capital and has recapitalized its capital stock, all as described in Section 2(b)(i) and 2(b)(ii) respectively.

                  (ii) PhotoMedex shall deliver to AzurTec and/or its Designated Holders a share certificate or certificates evidencing the PhotoMedex Shares, as consideration for the AzurTec Shares.

                  (iii) Such deliveries shall take place at or from the offices of PhotoMedex, 147 Keystone Drive, Montgomeryville, PA 18936, no later than 3:00 PM, March30, 2006 (the "Closing" and the "Closing Date").

         (b)      Conditions Precedent to Closing. The Closing of the
                  -------------------------------
transactions contemplated by this Agreement shall be contingent on AzurTec's fulfillment of the following conditions precedent: (i) that, consistent with
Section 2(a)(i), AzurTec shall have raised at least $250,000 in equity capital, and in the event that more than $250,000 is raised, the excess over $250,000 shall be applied toward satisfaction of the covenant in Section 2(c)(iii); and
(ii) that AzurTec shall have recapitalized its equity and debt, such that it shall have but two classes of capital stock, Class A Preferred and Common, , and AzurTec shall have eliminated those promissory notes, secured variously by its intellectual property or by a priority claim to revenues of AzurTec, allowing instead its preferred stockholders to have first liquidation preference as to AzurTec's Intellectual Property (as defined and described in Section 5(p)) and allowing to PhotoMedex a first security interest in the same in order to secure PhotoMedex's rights to an assignment of the same if the circumstances described in Section 2(c)(vi) should obtain, and if the circumstances described in Section 2(c)(vi) should not obtain, then to secure PhotoMedex's rights to be timely paid under the Development Agreement (as amended by the Amendment to Development Agreement, hereinafter the "Development Agreement") and under the License Agreement, such security interest to be evidenced by a Security Agreement in the form set forth on Schedule 2(b). It shall further be a condition precedent to each party's obligation to consummate the transactions contemplated by this Investment Agreement that the representations and warranties set forth in Sections 4 and 5 are true and remain true in all material respects as of the Closing.

         (c)      Post-Closing Covenants.
                  ----------------------

                  (i) AzurTec covenants that it shall apply the equity capital described in Section 1(a) to defray agreed portions of such outstanding payables owing to Duane Morris, Hale & Dorr and MDCI, and payables incurred in connection with the engagement of Adam Dakin and other endeavors, all as set forth on Schedule 2(c)(i) & (v) and covenants as well that it will not further encumber its Intellectual Property until it shall have satisfied the covenant set forth in Section 2(c)(iii).

                  (ii) From and after the Closing, PhotoMedex shall have, as more fully set forth in Section 12(o), the right to appoint a representative from PhotoMedex to observe meetings of the Board of Directors AzurTec, in furtherance of the collaboration of AzurTec and PhotoMedex, but not to have a seat on such Board, in circumscription of the influence that PhotoMedex may have on the arm's length independence of AzurTec.

                  (iii) AzurTec hereby agrees that it shall, within 9 months of the Closing Date, raise no less than an additional $1 million in new equity capital. AzurTec may solicit its present investors or third-party investors to participate in this capital raise; PhotoMedex shall participate in the equity raise without additional consideration, as described in Section 1(d). In the event that more than $250,000 is raised in the first round of raising equity capital, described in Section 2(b)(i), the excess over $250,000 shall be applied toward satisfaction of the $1 million to be raised in the second round, described herein.

                  (iv) Upon fulfillment by AzurTec of the covenant described in Section 2(c)(iii), PhotoMedex shall issue to AzurTec and/or AzurTec's designees the PhotoMedex Warrant (divided, if applicable, into separate warrants) as defined in Section 1(e).

                  (v) Provided that the equity raise described in Section 2(c)(iii) is successfully completed, AzurTec covenants that it shall pay in full those trade obligations due and owing to PhotoMedex for work undertaken pursuant to the Development Agreement, using the proceeds of such equity raise as may be necessary. Such obligations are set forth on Schedule 2(c). PhotoMedex shall not be required to undertake work under the Development Agreement, as amended, until AzurTec shall have paid the obligations to PhotoMedex set forth on Schedule 2(c)(i) & (v), and conversely AzurTec shall not be required to pay such obligations other than out of such proceeds for as long as AzurTec is diligently pursuing the equity raise described in Section 2(c)(iii).

                  (vi) In the event, however, that AzurTec does not timely fulfill the covenant set forth in Section 2(c)(iii), then PhotoMedex may, if PhotoMedex gives AzurTec 30 days' prior written notice of breach of the covenant and the breach remains uncured at the end of such 30-day period, receive a royalty-bearing assignment of AzurTec's right, title and interest in AzurTec's Intellectual Property, encumbered only by PhotoMedex's first security interest therein, pursuant to the Assignment Agreement set forth on Schedule 2(c)(vi) (the "Assignment Agreement"). In return, PhotoMedex shall transfer to AzurTec the AzurTec Preferred Shares and the AzurTec Common Shares (including without limitation those shares which PhotoMedex is to receive pursuant to Section 1(d)), whereupon PhotoMedex shall be thereby absolved of its obligations under this Agreement, the Development Agreement, as amended, and the License Agreement; provided that, nothing contained in this paragraph shall be deemed to affect the rights of the holders of the PhotoMedex Shares previously issued pursuant to this Agreement, including without limitation the rights under
Section 7 hereof.

                  (vii) AzurTec further covenants that it will use commercially reasonable efforts (including without limitation raising further equity capital) to fund the development of the in situ version of MLS System.

3.       Restrictions on PhotoMedex Shares.
         ---------------------------------

         The PhotoMedex Shares and PhotoMedex Warrant Shares shall be subject to the restrictions set forth below. AzurTec consents to PhotoMedex making a notation on its records and giving instructions to any transfer agent of the PhotoMedex Shares and PhotoMedex Warrant Shares in order to implement the restrictions on transfer established in this Section 3.

         (a)      AzurTec and Designated Holders to hold in own name. Each of
                  --------------------------------------------------
AzurTec and its affiliates or designees who become holders of the PhotoMedex Shares shall hold the PhotoMedex Shares and PhotoMedex Warrant Shares purchased hereunder in their own name and not in "street name." For purposes of this Agreement, the term "affiliate" shall have the same meaning as such term is defined under Rule 144 of the Securities Act of 1933, as amended (the "Act").

         (b)      Permitted Transfers.
                  -------------------

                  (i) AzurTec understands and agrees that the PhotoMedex Shares and PhotoMedex Warrant Shares being purchased hereunder may be transferred by any holder thereof only pursuant to (a) a public offering thereof registered under the Act, (b) Rule 144 of the Securities and Exchange Commission (the "Commission") (or any similar rule in force at the time of such transfer) if such rule is available, (c) as permitted in Section 3(b)(iii) below, or (d) subject to any conditions specified in this Section 3, any other legally available means of transfer.

                  (ii) In connection with the transfer of any PhotoMedex Shares or PhotoMedex Warrant Shares other than in a public offering registered under the Act, any holder thereof which is bound by the conditions contained in this Section 3 shall deliver written notice to PhotoMedex describing in reasonable detail the transfer or proposed transfer, and, if requested by PhotoMedex, an opinion of counsel that is knowledgeable in securities law matters and reasonably acceptable to the Company, it being agreed that Duane Morris LLP shall be acceptable with respect to AzurTec, to the effect that such transfer may be effected without registration under the Act and under applicable state securities laws. In addition, if any such holder delivers to PhotoMedex an opinion of counsel that no subsequent transfer of such Shares will require registration under the Act or under applicable state securities laws, PhotoMedex shall promptly upon such contemplated transfer deliver new certificates for such Shares that do not bear the restrictive legend set forth in Section 3(c) hereof, and subsequent transferees shall not be bound by the conditions contained in this Section 3. If PhotoMedex is not required to deliver new certificates for such PhotoMedex Shares not bearing such legend, the holder thereof shall not transfer such Shares until the prospective transferee has confirmed to PhotoMedex in writing his, her or its agreement to be bound by the conditions contained in this Section 3.

         (c)      Restrictive Legend. Each certificate for the PhotoMedex Shares
                  ------------------
or PhotoMedex Warrant Shares, and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS PHOTOMEDEX, INC. (THE "COMPANY") RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL STATING THAT SUCH SALE OR TRANSFER MAY BE EFFECTED PURSUANT TO AN EXEMPTION UNDER SUCH ACT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND PURSUANT TO APPLICABLE STATE SECURITIES LAWS.

                  ADDITIONALLY, THE TRANSFER OF THESE SHARES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 3 OF THE INVESTMENT AGREEMENT DATED AS OF MARCH 30, 2006 BETWEEN THE COMPANY AND AZURTEC, INC. AND NO TRANSFER OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

         (d)      Compliance with Securities Laws. AzurTec acknowledges that as
                  -------------------------------
a result of this transaction under this Agreement, it may be required to comply with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable rules and regulations relating to its ownership of PhotoMedex's Common Stock. AzurTec agrees to comply in all respects with the provisions of the Exchange Act and other applicable rules and regulations, to file all reports required to be filed by it thereunder and to supply PhotoMedex with all information requested by it from time to time in order to permit PhotoMedex to comply with the provisions of the Exchange Act and other applicable laws, rules and regulations.

         (e)      Registration. The parties intend that the PhotoMedex Shares
                  ------------
and PhotoMedex Warrant Shares shall be subject to the provisions of Section 7 hereof.

4.       Restrictions on AzurTec Shares.
         ------------------------------

         The AzurTec Preferred Shares and the AzurTec Common Shares shall be subject to the restrictions set forth below. PhotoMedex consents to AzurTec making a notation on its records and giving instructions to any transfer agent of the AzurTec Shares in order to implement the restrictions on transfer established in this Section 4.

         (a)      PhotoMedex to hold in own name. Each of PhotoMedex and its
                  ------------------------------
affiliates shall hold the AzurTec Shares purchased hereunder or issued pursuant to Section 4(e) in their own name and not in "street name." For purposes of this Agreement, the term "affiliate" shall have the same meaning as such term is defined under Rule 144 of the Securities Act of 1933, as amended (the "Act").

         (b)      Permitted Transfers.
                  -------------------

                  (i) PhotoMedex understands and agrees that the AzurTec Shares being purchased hereunder may be transferred by any holder thereof only pursuant to (a) a public offering thereof registered under the Act, (b) Rule 144 of the Securities and Exchange Commission (the "Commission") (or any similar rule in force at the time of such transfer) if such rule is available, or (c) subject to any conditions specified in this Section 4, any other legally available means of transfer.

                  (ii) In connection with the transfer of any AzurTec Shares other than in a public offering registered under the Act, any holder thereof which is bound by the conditions contained in this Section 4 shall deliver written notice to AzurTec describing in reasonable detail the transfer or proposed transfer, and, if requested by AzurTec, an opinion of counsel that is knowledgeable in securities law matters and reasonably acceptable to AzurTec, it being agreed that Jenkens & Gilchrist LLP shall be acceptable with respect to PhotoMedex, to the effect that such transfer may be effected without registration under the Act and under applicable state securities laws. In addition, if any such holder delivers to AzurTec an opinion of counsel that no subsequent transfer of such AzurTec Shares will require registration under the Act or under applicable state securities laws, AzurTec shall promptly upon such contemplated transfer deliver new certificates for such Shares that do not bear the restrictive legend set forth in Section 4(c) hereof, and subsequent transferees shall not be bound by the conditions contained in this Section 4. If AzurTec is not required to deliver new certificates for such AzurTec Shares not bearing such legend, the holder thereof shall not transfer such Shares until the prospective transferee has confirmed to AzurTec in writing his or its agreement to be bound by the conditions contained in this Section 4.

                  (iii) Notwithstanding the provisions of Sections 4(b)(i) and 4(b)(ii) hereof, PhotoMedex shall not transfer, assign, sell or otherwise dispose of any of the AzurTec Shares, except to an "affiliate" of PhotoMedex as such term is defined under Section 4(a), during the first six (6) months following the issuance of the share certificate evidencing such Shares.

         (c)      Restrictive Legend. Each certificate for the AzurTec Shares,
                  ------------------
whether preferred or common, and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS AZURTEC, INC. (THE "COMPANY") RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL STATING THAT SUCH SALE OR TRANSFER MAY BE EFFECTED PURSUANT TO AN EXEMPTION UNDER SUCH ACT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND PURSUANT TO APPLICABLE STATE SECURITIES LAWS.

                  ADDITIONALLY, THE TRANSFER OF THESE SHARES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 4 OF THE INVESTMENT AGREEMENT DATED AS OF MARCH 30, 2006 BETWEEN THE COMPANY AND PHOTOMEDEX, INC. AND NO TRANSFER OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

         (d)      Compliance with Securities Laws. PhotoMedex acknowledges that
                  -------------------------------
as a result of the transactions under this Agreement, it may be required to comply with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable rules and regulations relating to its ownership of AzurTec Common Stock. PhotoMedex agrees to comply in all respects with the provisions of the Exchange Act and other applicable rules and regulations, to file all reports required to be filed by it thereunder and to supply AzurTec with all information requested by it from time to time in order to permit AzurTec to comply with the provisions of the Exchange Act and other applicable laws, rules and regulations.

         (e)      Registration. The parties intend that the AzurTec Shares shall
                  ------------
be subject to the provisions of Section 8 hereof.

         (f)      Purchase Rights.
                  ---------------

                  (i) Subject to Section 4(f)(ii), in the case of the issuance or granting by AzurTec of shares of any class of capital stock of AzurTec or securities convertible into or exchangeable for shares of any class of capital stock of AzurTec or warrants, options or other rights to purchase shares of any class of capital stock of AzurTec or securities convertible into or exchangeable for shares of any class of capital stock of AzurTec (other than pursuant to this Agreement and other than in a transaction specified in Section 4(f)(ii) below), PhotoMedex shall have the right, on the same substantive terms as those of the issuance or granting, to purchase or acquire up to such number of shares of each class of the capital stock or securities, warrants, options or rights which are issued or granted as is determined in accordance with the following formula:

                                  X = Y(Z + X)

where X represents the number of shares of the particular class of capital stock or securities, warrants, options or rights which PhotoMedex is entitled to purchase pursuant to the provisions of this Section 4(f)(i), Y represents PhotoMedex's percentage ownership on a fully diluted basis of the particular class of capital stock of AzurTec (calculated as set forth below) and Z equals the number of shares of the capital stock or securities, warrants, options or rights issued or granted by AzurTec to persons other than to PhotoMedex under this Section 4(f)(i). See Schedule 4(f) hereof for an example of this calculation. The price or prices, if any, and substantive terms for such shares of capital stock, securities, warrants, options or rights shall be identical to the price or prices, if any, and substantive terms at which such shares of capital stock, securities, warrants, options or rights are offered for sale or granted to others. For purposes of this Agreement, PhotoMedex's percentage ownership on a fully diluted basis of a particular class of the capital stock of AzurTec shall equal a fraction, the numerator of which shall equal the sum of
(a) the number of shares of AzurTec's capital stock in the particular class purchased pursuant to Section 1 of this Agreement plus (b) the number of shares of capital stock in the particular class of capital stock purchased or purchasable by PhotoMedex pursuant to prior exercise from time to time of its rights under this Section 4(f) plus (c) shares of capital stock of the particular class issued or issuable to PhotoMedex by way of dividend or other distribution on the foregoing shares or as a result of any subdivision or reclassification of the particular class of AzurTec's capital stock with respect to the foregoing shares and the denominator of which shall equal, with respect to the particular class of AzurTec capital stock, the sum of (a) the number of shares of Common Stock of AzurTec then issued and outstanding plus (b) the outstanding warrants, options or other rights to acquire shares of the particular class of AzurTec's capital stock, including any such shares issuable upon the conversion of outstanding convertible securities. AzurTec shall give prior notice to PhotoMedex of any issuance or grant that would give PhotoMedex any rights hereunder, and PhotoMedex shall be obligated to exercise any such right, if at all, by written notice given to AzurTec within 30 days after the issuance or grant giving rise to the rights specified in this Section 4(f)(i).

                  (ii) The provisions of Section 4(f)(i) above shall not apply to the following transactions: (a) the equity raise described in Section 2(c)(iii), inasmuch as PhotoMedex's 14% equity interest shall be protected by the provisions of Section 1(d); (b) the granting by AzurTec to its employees, consultants or directors of options, warrants or other rights to purchase shares of the capital stock of AzurTec or the issuance to any such employees, consultants or directors of shares of capital stock of AzurTec, in either such case pursuant to the terms of AzurTec's stock option plan(s) (collectively, the "Plan") or (c) the issuance of shares of capital stock upon the exercise of any warrants, options or rights in existence on the date hereof and disclosed in
Schedule 4(f) hereto or granted pursuant to the immediately preceding clause
(a); provided, however, that the provisions of Section 4(f) shall apply to the grant by AzurTec to its employees, consultants or directors of options, warrants or other rights to purchase shares of its capital stock or the issuance of restricted or other shares of AzurTec capital stock, in either case pursuant to the terms of the Plan, to the extent that such issuances or grants involve the grant of options, warrants or other rights to acquire, or issuance of restricted or other shares of AzurTec capital stock, in excess of an aggregate of 5% of the shares of AzurTec common stock outstanding at any given point in time (exclusive of 1,905,000 options granted up to the Effective Date under the Plan, but without including options, warrants or other rights that expire unexercised or restricted or other shares that are forfeited to AzurTec in accordance with the terms thereof) shares of AzurTec capital stock pursuant to such Plan.

5.       Representations and Warranties of AzurTec. AzurTec represents and
         -----------------------------------------
warrants to PhotoMedex as follows:

         (a)      Authority. AzurTec has the corporate power to execute, deliver
                  ---------
and carry out the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by AzurTec.

         (b)      No Consent Required. No authorization, consent or approval of,
                  -------------------
or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with, the execution, delivery and performance of any of this Agreement, or the taking of any action contemplated hereby, by AzurTec, except those that have been obtained or are available.

         (c)      Good Standing. AzurTec is a corporation duly organized,
                  -------------
validly existing and in good standing under the laws of Pennsylvania, and has full corporate power and authority to carry on its business as now conducted and to own or lease and operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated. AzurTec is qualified to do business in each jurisdiction in which such qualification is required and where the failure to do so would have a Material Adverse Effect (as defined in Section 5(i) below).

         (d)      No Conflicts. Neither the execution and delivery of this
                  ------------
Agreement by AzurTec nor the consummation by AzurTec of the transactions contemplated hereby will violate any applicable state law or require any consent, approval or notice under, constitute a violation of, or default under, or conflict with, any mortgage, loan, indenture, lease, contract, commitment, agreement, understanding, arrangement or restriction of any kind, permit, concession, grant, franchise or license, judgment, order, decree, statute, rule or ordinance by which AzurTec is bound. The execution, delivery and consummation of the terms of this Agreement will not accelerate the maturity or otherwise modify in any material adverse respect the terms of any indebtedness of AzurTec or any of its subsidiaries or result in the creation of any encumbrance on any of the properties or assets of AzurTec or any of its subsidiaries.

         (e)      Enforceability. This Agreement has been duly executed and
                  --------------
delivered by AzurTec and constitutes a legal, valid and binding obligation of AzurTec enforceable against AzurTec in accordance with its terms, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally, and except as enforceability may be subject to general principles of equity.

         (f)      Issuance. Upon delivery to PhotoMedex of certificates
                  --------
representing the AzurTec Preferred Shares and the AzurTec Common Shares against payment in accordance with the terms of this Agreement, the AzurTec Shares will have been validly issued and fully paid and non-assessable, free and clear of all pledges, liens and encumbrances.

         (g)      Capitalization. (i) AzurTec's authorized capital stock
                  --------------
consists of 3,000,000 shares of Preferred Stock and 125,000,000 shares of Common Stock. On the Effective Date, there were issued and outstanding 1,115,000 shares of Class A Preferred Stock and 7,977,755 shares of Common Stock.

                  (ii) As of the Effective Date, AzurTec has reserved for issuance the following contingent issuances of its capital stock: 16,725,000 shares of Common Stock, reserved for conversion of the outstanding Class A Preferred Stock; 24,934,000 shares of Common Stock, reserved for conversion of promissory notes required by Section 2(b)(ii) hereof; 5,000,000 shares of Common Stock reserved for the $250,000 equity raise required by Section 2(b)(i) hereof; 1,000,000 shares of Common Stock reserved for satisfaction of individual investor antidilution rights; 1,905,000 shares of Common Stock reserved for outstanding stock options; 1,293,400 shares of Common Stock reserved for outstanding warrants; 6,855,141 shares of Common Stock reserved for issuance to PhotoMedex under Section 1(a) hereof; 181,512 shares of Class A Preferred Stock reserved for issuance to PhotoMedex under Section 1(a) hereof; 2,722,680 shares of Common Stock reserved for conversion of the aforesaid Class A Preferred Stock to be issued to PhotoMedex; 20,000,000 shares of Common Stock reserved for $1,000,000 equity raise required by Section 2(c)(iii) hereof; 1,000,000 additional shares in settlement and termination of individual investor antidilution rights upon closing of the $1,000,000 capital raise required by
Section 2(c)(iii) hereof; and 3,418,605 shares of Common Stock reserved for issuance to PhotoMedex as required by Section 1(d) hereof. Except as set forth on Schedule 5(g)(ii), there are no preemptive rights on the part of any holder of any class of securities of AzurTec. Except as set forth on Schedule 5(g)(ii), there are no options, warrants, conversion or other rights, agreements, or commitments of any kind obligating AzurTec, contingently or otherwise, to issue or sell any shares of its capital stock of any class or any securities convertible into or exchangeable for any such shares except as set forth above, and no authorization therefor has been given. All outstanding shares of AzurTec's Preferred and Common Stock and any outstanding options, warrants or other rights to purchase shares of AzurTec's capital stock and any shares of AzurTec's stock issuable upon exercise, conversion or exchange thereof, have been issued or granted in compliance with the registration or qualification provisions of the Act, and any applicable state securities laws, or pursuant to valid exemptions therefrom. AzurTec is not a party or subject to any agreement or understanding and, to the best of its knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of AzurTec. Except as set forth on Schedule 5(g)(ii) and except as contemplated by Section 7, AzurTec is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

                  (iii) AzurTec has heretofore delivered to PhotoMedex a true and complete copy of its Certificate of Incorporation, as amended, as well as its By-Laws, setting forth the rights and privileges associated with the classes of its capital stock. A correct list as of the Effective Date of the owners of the capital stock of AzurTec is set forth in Schedule 5(g)(iii).

                  (iv) To AzurTec's best knowledge and belief, if the equity raise described in Section 2(c)(iii) is successful, then AzurTec will have sufficient funds and other resources to complete the development of the ex vivo version of the MLS System, used on an adjunctive basis and on a stand-alone basis, as those terms are defined in the License Agreement.

         (h)      Financial Statements. Attached hereto as Schedule 5(h) are
                  --------------------
copies of the management-prepared consolidated balance sheets of AzurTec and its subsidiaries at and for the years ending December 31, 2003, December 31, 2004 and December 31, 2005, and related statements of operations (together with the auditors' report thereon for 2003 if the same should exist), together with such notes to the balance sheets and statements of operations as may be available (such balance sheets and statements of operations being herein referred to as the "AzurTec Financial Statements"). The AzurTec Financial Statements endeavor to present fairly the financial condition of the entities covered thereby, as of the dates thereof, and the results of their operations for the indicated periods. PhotoMedex understands and accepts that the last year for which AzurTec obtained an audit of, and auditors' report for, its financial statements was the year ending December 31, 2003.

         (i)      Absence of Changes. Except as set forth in Schedule 5(i) or
                  ------------------
otherwise disclosed to PhotoMedex and other than liabilities which have arisen after December 31, 2005 in the ordinary course of business consistent with past practice, since December 31, 2005, (1) there has been no material adverse change in the condition (financial or otherwise), properties, assets, liabilities, business or operations of AzurTec or any of its subsidiaries (a "Material Adverse Effect") and (2) neither AzurTec nor any of its subsidiaries has:

                  (i) declared, set aside, made or paid any dividend or other distribution (other than intercompany dividends or distributions) in respect of its capital stock, or agreed to do any of the foregoing, or purchased or redeemed or agreed to purchase or redeem, directly or indirectly, any shares of its capital stock;

                  (ii) issued or sold any shares of its capital stock of any class or any options, warrants, conversion or other rights to purchase any such shares or any securities convertible into or exchangeable for such shares or any securities convertible into or exchangeable for such shares;

                  (iii) incurred any indebtedness for purchase money or borrowed money;

                  (iv) mortgaged, pledged or subjected to any encumbrance any of its properties or assets, tangible or intangible;

                  (v) except in the ordinary course of business acquired or disposed of any tangible assets or properties having a value in excess of $25,000 in any transaction with any other person;

                  (vi) with respect to any director, officer, employee or consultant whose annual compensation is, or was during the year ended December 31, 2005, in excess of the equivalent of $50,000, (a) granted to any such person any material increase in compensation in any form (including any material increase in scope of any benefits), other than annual salary increases or promotional increases in sales commissions consistent with prior practice, or
(b) become subject to any request for severance or termination pay, or granted any severance or termination pay, or entered into any employment or severance agreement with any such person;

                  (vii) adopted, or amended in any material respect, any bonus, profit-sharing compensation, stock option, pension, welfare, security, retirement, deferred compensation or other material plan, agreement, trust, fund or arrangement of the Company for the benefit of any employee or employees;

                  (viii) experienced any Material Adverse Effect in its relations with any of its suppliers or customers;

                  (ix) made any capital expenditures or commitment therefor in excess of $25,000;

                  (x) incurred any liability (absolute, accrued or contingent) except current liabilities incurred, liabilities under contracts entered into, borrowings under short-term lines of credit, the borrowings referred to in clauses (iii) and (iv) above and liabilities in respect of letters of credit issued under credit facilities; or

                  (xi) made any change in accounting principles or practices.

         (j)      Litigation. Except for the matters described in Schedule 5(j)
                  ----------
and claims fully covered by insurance policies of AzurTec and its subsidiaries, there are no judicial or administrative actions, suits, proceedings or arbitrations or investigations (domestic or foreign) pending or, to the best knowledge of AzurTec, threatened (for any amount in excess of $25,000 in the case of threatening matters) against AzurTec or any of its subsidiaries, that could result in a Material Adverse Effect.

         (k)      Filings with the Securities and Exchange Commission. To the
                  ---------------------------------------------------
best knowledge of AzurTec, AzurTec's filings with the Securities and Exchange Commission made from January 1, 2003 to the Effective Date conformed in all material respects with the requirements of the Securities Act and the rules and regulations thereunder; and no such document when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         (l)      Disclosure. To the best knowledge of AzurTec, this Agreement
                  ----------
(including without limitation the Schedules hereto), the AzurTec Financial Statements, and any other document, certificate, financial statement or other instrument furnished or to be furnished by or on behalf of AzurTec to PhotoMedex do not contain any untrue statement of a material fact, or, considered as a whole, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading; provided, however, that to the extent any such document, certificate, financial statement or other instrument furnished to PhotoMedex by or on behalf of AzurTec represented a projection or forecast of any kind whatsoever, AzurTec represents only that such projection or forecast was made in good faith by management of AzurTec based on assumptions that management deemed reasonable at the time such forecast or projection was originally prepared, and AzurTec provides no assurance, representation or warranty that AzurTec's actual future operating performance will be consistent with any such forecast or projection.

         (m)      Contracts and Other Instruments.
                  -------------------------------

                  (i) AzurTec has listed on Schedule 5(m) a list of all contracts, agreements and other instruments material to AzurTec as of the Effective Date, such that if AzurTec were subject to filing requirements under the Securities and Exchange Act of 1934, the contracts on such list would be disclosed to the SEC in suitable public filings ("Material Contracts") and there is no other contract, agreement or other instrument that is material to AzurTec and its subsidiaries, taken as a whole, which is not on such list.

                  (ii) Except as disclosed in Schedule 5(m), to AzurTec's best knowledge, neither AzurTec nor any other party to any Material Contract to which AzurTec is a party or by which any of their assets or properties are bound is in breach of or default under or is claimed to be in breach of or default in complying with any provision thereof or has committed or permitted any event which, with notice or the passage of time or both, would constitute such breach or default, except for such breaches and defaults which in the aggregate would not have a Material Adverse Effect on AzurTec and its subsidiaries taken as a whole.

                  (iii) Except as set forth in Schedule 5(m), to AzurTec's best knowledge, no consent of any party to any such contract, agreement or other instrument to which AzurTec is a party or by which any of their properties or assets are bound is required for any of the transactions contemplated by this Agreement, except for such consents, the failure of which to obtain would not in the aggregate have a Material Adverse Effect on AzurTec.

         (n)      Compliance with Laws: Governmental Authorizations. Except for
                  -------------------------------------------------
matters described in Schedule 5(n), to AzurTec's best knowledge AzurTec and its subsidiaries are not in violation in any material respect of any governmental license or permit, statute, law, ordinance, rule, regulation, judgment, order, decree, permit, concession, grant, franchise, license or other governmental authorization or approval applicable to AzurTec or its subsidiaries or to any of their assets, properties or businesses. To AzurTec's best knowledge, all permits, concessions, grants, franchises, licenses, clearances and other governmental authorizations and approvals necessary for the conduct of the business of AzurTec and its subsidiaries as presently conducted have been duly obtained and are in full force and effect, except where the failure to obtain or maintain in effect any of the foregoing would not have a Material Adverse Effect, and there are no proceedings pending or, to AzurTec's best knowledge, threatened that may result in the revocation, cancellation or suspension, or any material adverse modification, of any thereof.

         (o)      Absence of Undisclosed Liabilities. Except as set forth in
                  ----------------------------------
Schedule 5(o) and other than liabilities which have arisen from December 31, 2005 to on or about the Effective Date in the ordinary course of business consistent with past practice (including those permitted by or scheduled pursuant to Section 5(i)), neither AzurTec nor any of its subsidiaries has any material liabilities or obligations of any nature, whether absolute, contingent or otherwise which are required to be reflected or reserved against in, or otherwise provided for in the notes to, the AzurTec Financial Statements under generally accepted accounting principles and which are not so reflected or reserved against therein or in the notes thereto.

         (p)      Intellectual Property.
                  ---------------------

                  (i) For purposes of this Agreement, the term "Intellectual Property" shall mean all patents and patent applications, registered or unregistered trademarks, registered copyrights, service marks, applications for registration thereof, trade names, inventions, processes, designs and design rights, formulas, trade secrets, know-how, software and computer programs and other items of intellectual property and property rights.

                  (ii) Schedule 5(p) contains a complete and correct list of all patents, patent applications, confidential disclosures of inventions, registered or unregistered trademarks, tradenames or servicemarks, registered trademarks, tradenames or servicemarks applications, and all registered copyrights or copyright applications which are, in the case of each item on said lists, owned by AzurTec and its subsidiaries or in which AzurTec or its subsidiaries has any rights or licenses.

                           AzurTec and its subsidiaries own, or possess adequate
rights to use, all Intellectual Property necessary for the conduct of the business as presently conducted and as conducted since January 1, 2000.

                           Except as set forth on Schedule 5(p), neither AzurTec
nor any of its subsidiaries has any obligation to make payments of royalties or other amounts or transfer any interest in such Intellectual Property to any third party.

                  (iii) To the best knowledge of AzurTec, AzurTec and its subsidiaries have obtained all necessary rights and licenses to use, copy and distribute as part of the software programs used in the business the third-party programming and materials contained in the software programs. AzurTec has exercised reasonable efforts to maintain the source codes and system documentation relating to the software programs. The software programs have been maintained in confidence, except for end-user licenses solely for use in connection with products of AzurTec and its subsidiaries purchased by such end-users.

                  (iv) AzurTec and its subsidiaries have not received and have no knowledge of any claims from any person or entity that the use of the Intellectual Property by AzurTec and its subsidiaries infringes or conflicts with any intellectual property right or other proprietary right of any person or entity or that any person or entity is infringing upon any Intellectual Property of AzurTec and its subsidiaries.

                  (v) Except as indicated in Schedule 5(p), to the best knowledge of AzurTec, AzurTec and its subsidiaries have not granted, transferred or assigned, or acquiesced in or permitted use without a license of, any right or interest in the Intellectual Property to any person or entity, except pursuant to non-exclusive end-user license agreements for internal purposes only.

                  (vi) AzurTec has taken reasonable steps to secure from its vendors, consultants, employees, and officers undertakings securing the confidentiality of, and AzurTec's ownership, of its Intellectual Property, and AzurTec will assign to PhotoMedex such undertakings in connection with the Assignment Agreement.

         (q)      No Registration of Shares. AzurTec understands that: (i) the
                  -------------------------
PhotoMedex Shares, and PhotoMedex Warrant Shares, are being sold to AzurTec or to Designated Holders, under certain contemplated exemptions from the registration provisions of the Act; (ii) AzurTec and the Designated Holders are acquiring such Shares without being furnished any offering literature or prospectus other than publicly disseminated information regarding PhotoMedex and its common stock and such financial and operating data concerning PhotoMedex and its subsidiaries as is customarily made available to investors in transactions of this nature; and (iii) the sale of the PhotoMedex Shares and PhotoMedex Warrant Shares has not been examined by the Commission or by any agency charged with the administration of the securities laws of any state or other jurisdiction. AzurTec, and each of the Designated Holders, represents and warrants, or will represent and warrant, that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in such shares and of making an informed investment decision with respect thereto. AzurTec understands that PhotoMedex is relying on the truth and accuracy of the representations, declarations and warranties made herein or in separate subscription agreements by AzurTec and by the Designated Holders, in selling the PhotoMedex Shares and PhotoMedex Warrant Shares hereunder without having first registered such shares under the Act or under the securities laws of any state or other jurisdiction.

         (r)      Investment Intent. The PhotoMedex Shares and PhotoMedex
                  -----------------
Warrant Shares being acquired by AzurTec and, to AzurTec's knowledge, each of the Designated Holders, are being acquired in good faith solely for its own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. AzurTec and, to AzurTec's knowledge, each of the Designated Holders, do not have, and will not have, any contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the PhotoMedex Shares and/or PhotoMedex Warrant Shares being acquired hereunder, or any part thereof, and has no current plan to enter into any such contract, undertaking, agreement or arrangement.

         (s)      Decision to Invest. AzurTec confirms, and each of the
                  ------------------
Designated Holders will confirm, that, in making its decision to invest in the PhotoMedex Shares and PhotoMedex Warrant Shares, it has relied solely upon independent investigations made by its representatives and advisors, and that such representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, management of PhotoMedex with respect to PhotoMedex and PhotoMedex's capital stock.

6.       Representations and Warranties of PhotoMedex. PhotoMedex represents and
         --------------------------------------------
warrants to AzurTec as follows:

         (a)      No Registration of Shares. PhotoMedex understands that: (i)
                  -------------------------
the Class A Preferred Shares and the Common Shares are being sold to PhotoMedex under certain exemptions from the registration provisions of the Act; (ii) PhotoMedex is purchasing such shares without being furnished any offering literature or prospectus other than publicly disseminated information regarding AzurTec and its Capital Stock and such financial and operating data concerning AzurTec and its subsidiaries as is customarily made available to investors in transactions of this nature; and (iii) the sale of the Class A Preferred and Common Shares has not been examined by the Commission or by any agency charged with the administration of the securities laws of any state or other jurisdiction. PhotoMedex represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in such Shares and of making an informed investment decision with respect thereto. PhotoMedex understands that AzurTec is relying on the truth and accuracy of the representations, declarations and warranties made herein by PhotoMedex in selling the Class A Preferred and Common Shares hereunder without having first registered such Shares under the Act or under the securities laws of any state or other jurisdiction.

         (b)      Investment Intent. The AzurTec Shares being acquired by
                  -----------------
PhotoMedex hereunder are being acquired in good faith solely for its own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. PhotoMedex does not have any contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the AzurTec Preferred and/or Common Shares being acquired hereunder, or any part thereof, and has no current plan to enter into any such contract, undertaking, agreement or arrangement.

         (c)      Decision to Invest. PhotoMedex confirms that, in making its
                  ------------------
decision to invest in the AzurTec Shares, it has relied solely upon independent investigations made by its representatives and advisors, and that such representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, management of AzurTec with respect to AzurTec and AzurTec's capital stock.

         (d)      Authority. PhotoMedex has the corporate power to execute,
                  ---------
deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by PhotoMedex.

         (e)      No Consent Required. No authorization, consent or approval of,
                  -------------------
or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with, the execution, delivery and performance of any of this Agreement, or the taking of any action contemplated hereby, by PhotoMedex, except those that have been obtained or are available.

         (f)      No Conflicts. Neither the execution and delivery of this
                  ------------
Agreement by PhotoMedex nor the consummation by PhotoMedex of the transactions contemplated hereby will violate any applicable state law or require any consent, approval or notice under, constitute a violation of, or default under, or conflict with, any mortgage, loan, indenture, lease, contract, commitment, agreement, understanding, arrangement or restriction of any kind, permit, concession, grant, franchise or license, judgment, order, decree, statute, rule or ordinance by which PhotoMedex is bound.

         (g)      Enforceability. This Agreement has been duly executed and
                  --------------
delivered by PhotoMedex and constitutes a legal, valid and binding obligation of PhotoMedex enforceable against PhotoMedex in accordance with its terms, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally, and except as enforceability may be subject to general principles of equity.

         (h)      Issuance. Upon delivery to AzurTec and/or the Designated
                  --------
Holders of certificates representing the PhotoMedex Shares against payment in accordance with the terms of this Agreement, the PhotoMedex Shares will have been validly issued and fully paid and non-assessable, free and clear of all pledges, liens and encumbrances.

7.       Registration of PhotoMedex Shares.
         ---------------------------------

         (a)      Registration.
                  ------------

         Subject to the other provisions of this Section 7 and at the request of AzurTec, or Designated Holders holding at least a majority of the PhotoMedex Shares and the PhotoMedex Warrant Shares (collectively, in this Section 7, the "PhotoMedex Shares"), after the timely fulfillment of the covenant described in
Section 2(c)(iii) or after the non-fulfillment of that covenant and the lapse of the period of time within which such condition was to be fulfilled, as the case may be, PhotoMedex shall use its best efforts, within 45 days of such request, to cause the PhotoMedex Shares to be registered under the Act on Form S-3 (or any successor thereto) or, if PhotoMedex is not eligible to register the PhotoMedex Shares on Form S-3 due to the failure of PhotoMedex to meet the eligibility requirements set forth in General Instruction 1(A) to Form S-3 as then in effect, on such other Form as the Company is eligible to use to register such Shares, and to cause such Shares to be qualified in such jurisdictions as AzurTec, or Designated Holders holding at least a majority of the PhotoMedex Shares, may reasonably request, all to the extent required to permit the distribution of the PhotoMedex Shares so registered in accordance with the method or methods of distribution thereof as specified by PhotoMedex. PhotoMedex is obligated to effect one such registration that has been declared or ordered effective and remained effective for the period specified in Section 7(b)(i) hereof and may elect to effect a registration of all PhotoMedex Shares in a single registration. The right of AzurTec or Designated Holders holding at least a majority of the PhotoMedex Shares to request such registration shall expire on the first anniversary date of the Closing. PhotoMedex shall not be obligated, in any twelve-month period, to effect more than one registration that is declared or ordered effective and remains effective for the period specified in Section 7(b)(i) hereof. Notwithstanding the foregoing provision of Section 7(a), PhotoMedex may defer its obligation to file a registration statement hereunder for period of up to forty-five (45) days, provided that PhotoMedex shall furnish to AzurTec and the Designated Holders a certificate signed by the President of PhotoMedex exercising such right of deferral and stating that, in the good faith judgment of the Board of Directors of PhotoMedex, it would be detrimental to PhotoMedex or its stockholders for a registration statement to be filed at such time. PhotoMedex's ability to defer a registration obligation hereunder shall be limited to one deferral.

         (b)      Registration Procedures. Inclusive of the provisions of
                  -----------------------
Section 12(k) below, all expenses incurred in connection with the registration of the PhotoMedex Shares under this Section 7 (including without limitation all registration, filing, listing, qualification, blue sky, printer's and accounting fees, the fees and disbursements of PhotoMedex's counsel and accountants) shall be borne by PhotoMedex. In connection with registrations under this Section 7, PhotoMedex shall:

                  (i) use its best efforts to prepare and file with the Commission as soon as reasonably practicable a registration statement with respect to the PhotoMedex Shares and use its best efforts to cause such registration to promptly become and remain effective until the earlier of the sale of all PhotoMedex Shares covered thereby or twelve (12) months after the effective date thereof;

                  (ii) use its best efforts to register and qualify the PhotoMedex Shares covered by such registration statement under applicable state securities laws as AzurTec shall reasonably request for the distribution of the PhotoMedex Shares;

                  (iii) take such other actions as are reasonable and necessary to comply with the requirements of the Act and the regulations thereunder with respect to the registration and distribution of the PhotoMedex Shares;

                  (iv) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 7(b)(i) above and comply with the provisions of the Act with respect to the disposition of all PhotoMedex Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (v) furnish to AzurTec, no later than five (5) days prior to the filing with the Commission, a copy of the registration statement and each amendment thereto proposed to be filed, and provide AzurTec the opportunity to comment thereon;

                  (vi) furnish to each seller of PhotoMedex Shares (as by posting on its website) such number of copies of the registration statement and the prospectus included herein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Shares covered by such registration statement;

                  (vii) immediately notify (as, for example, by posting on its website) each seller of PhotoMedex Shares under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which PhotoMedex has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (viii) immediately notify (as by posting on its website) each seller of PhotoMedex Shares under such registration statement of (a) the filing of a registration statement and each amendment thereto, (b) the effectiveness of such registration statement and any post-effective amendment thereto, (c) any request by the Commission for amendment or supplement to such registration statement or the prospectus contained therein, (d) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or (e) the issuance by any state regulatory authority or securities commission of any order suspending the qualification or exemption from qualification of the Shares being offered for sale to the public;

                  (ix) make available for inspection by each seller of PhotoMedex Shares, and any attorney, accountant or other agent retained by such seller, all financial and other records, pertinent corporate documents and properties of PhotoMedex and cause PhotoMedex's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

                  (x) take such other actions as are reasonably required by AzurTec to expedite or facilitate the disposition of the PhotoMedex Shares.

                  Notwithstanding the forgoing, PhotoMedex is not obligated to effect registration or qualification under this Section 7 in any jurisdiction requiring it to qualify to do business (unless PhotoMedex is otherwise required to be so qualified) or to execute a general consent to service of process.

         (c)      Cooperation of AzurTec. AzurTec shall furnish to PhotoMedex
                  ----------------------
such information and execute such documents regarding the PhotoMedex Shares and the intended method of disposition thereof as PhotoMedex shall reasonably request in writing and as shall be required in connection with the registration, qualification or compliance referred to in this Agreement to be taken by PhotoMedex.

         (d)      Transfer of Registration Rights. The rights to request
                  -------------------------------
PhotoMedex to register the Shares granted under this Section 7 may be assigned or otherwise conveyed only to a transferee who is an "affiliate", as that term is defined under Rule 144 under the Act, or other permitted transferee of AzurTec at the time of such transfer; provided that PhotoMedex is given written notice by AzurTec at the time of or within a reasonable time after said transfer, stating the name and address of the transferee and the transferee's agreement to be bound by the provisions of this Section 7, which agreement shall include AzurTec's and the transferee's acknowledgement that such transfer shall not affect in any respect PhotoMedex's obligations under this Section 7 other than to permit such transferee to enforce and to enjoy the benefit of the obligations incurred by PhotoMedex this Section 7. Notwithstanding the foregoing, it is acknowledged and agreed that AzurTec may exercise rights under this Section 7 on behalf of the Designated Holders.

8.       Registration of AzurTec Shares.
         ------------------------------

         Consistent with Section 4(e), if AzurTec registers shares of its capital stock with the Commission, it shall accord the same privileges and benefits pari passu to holders of the AzurTec Preferred Shares and AzurTec Common Shares originally issued to PhotoMedex as it does to any other holder of AzurTec shares participating in the registration.

9.       Indemnification.
         ---------------

         (a)      Indemnification by AzurTec. AzurTec will indemnify and hold
                  --------------------------
harmless PhotoMedex and its officers, directors, lawyers and accountants and (in the case of an underwritten public offering made pursuant to the exercise of PhotoMedex's rights under Section 8) each underwriter, and each controlling person (within the meaning of Section 15 of the Act) of PhotoMedex and (in the case of an underwritten public offering made pursuant to the exercise of PhotoMedex's rights under Section 8) each such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any breach of any representation, warranty, covenant or other agreement made by AzurTec in this Agreement or (ii) (in the case of an underwritten public offering made pursuant to the exercise of PhotoMedex's rights under Section 8) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement relating to offered shares (or in any related registration statement, prospectus, amendment or supplement thereto, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by AzurTec of any rule or regulation promulgated under the Act applicable to AzurTec and relating to action or inaction required of AzurTec in connection with any such registration, qualification or compliance, and AzurTec will reimburse PhotoMedex and its officers, directors, lawyers and accountants, each controlling person of PhotoMedex and (in the case of an underwritten public offering made pursuant to the exercise of PhotoMedex's rights under Section 8) each such underwriter and controlling person of such underwriter for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action and (in the case of an underwritten public offering made pursuant to the exercise of PhotoMedex's rights under Section 8) will enter into an indemnification agreement with PhotoMedex and each such underwriter containing customary provisions, including provisions for contribution, as PhotoMedex shall reasonably request; provided, however, that (in the case of an underwritten public offering made pursuant to the exercise of PhotoMedex's rights under Section 8) AzurTec will not be liable in any such case under such indemnification agreement to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to AzurTec by PhotoMedex or any such underwriter stated to be specifically for use therein.

         (b)      Indemnification by PhotoMedex. PhotoMedex agrees to indemnify
                  -----------------------------
and hold harmless AzurTec, each of its directors and officers, and (in the case of an underwritten public offering made pursuant to the exercise of AzurTec's rights under Section 7) each of its officers who has signed the registration statement and each person, if any, who controls AzurTec within the meaning of
Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any breach of any representation, warranty, covenant or agreement made by PhotoMedex in this Agreement, or (ii) (in the case of an underwritten public offering made pursuant to the exercise of AzurTec's rights under Section 7) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement relating to the PhotoMedex Shares or PhotoMedex Warrant Shares (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and PhotoMedex will reimburse AzurTec and each such director, officer or controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, and (in the case of an underwritten public offering made pursuant to the exercise of AzurTec's rights under Section 7) will enter into an indemnification agreement with AzurTec which shall contain customary provisions, including provisions for contribution, as AzurTec shall reasonably request; provided, however, that PhotoMedex will not be liable under such indemnification agreement to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon information furnished to PhotoMedex by AzurTec and stated to be specifically for use therein.

         (c)      Procedure for Indemnification. Each party entitled to
                  -----------------------------
indemnification under Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 9 except to the extent such failure to give notice has resulted in an adverse change in the obligations of the Indemnifying Party hereunder. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

10.      Finder's Fees. Each party represents to the other that it has not
         -------------
engaged any finder or broker or is obligated to pay any finder's fee or broker's commission with respect to this Agreement or the transaction contemplated hereby.

11.      Public Announcement. In the event either party hereto proposes to issue
         -------------------
any press release or public announcement concerning, or otherwise divulge, any provisions of this Agreement, the agreements referred to herein, or the transactions contemplated hereby or thereby, such party shall so advise the other party, and the parties shall thereafter use their best efforts to cause such announcement to comply with each party's respective obligations under applicable securities laws.

12.      Miscellaneous.
         -------------

         (a)      Entire Agreement. This Agreement, in conjunction with the
                  ----------------
Development Agreement, as amended, and the License Agreement, together with all Exhibits, Appendixes and Schedules attached thereto, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous understandings and agreements between the parties with respect to the subject matter of this Agreement.

         (b)      Amendments. This Agreement may not be amended except by
                  ----------
written instrument signed by duly authorized officers of the respective parties.

         (c)      Binding Effect. This Agreement will be binding upon and inure
                  --------------
to the benefit of the parties, their respective successors and permitted assigns.

         (d)      Assignment. Neither party may assign this Agreement or the
                  ----------
rights and obligations contained herein, except as specifically authorized herein.

         (e)      Waivers. Except as otherwise provided in this Agreement, the
                  -------
failure of either of the parties to exercise their respective rights under this Agreement regarding any misrepresentation, breach or default will not prevent such party from exercising such or any other right under this Agreement regarding such or any subsequent misrepresentation, breach or default.

         (f)      Notices. All notices required or permitted under this
                  -------
Agreement will be given in writing and will be deemed effective and given when delivered in person or sent by certified or registered mail, postage and certification pre-paid, or by commercial courier, addressed to the party to be notified at its address written below or to such changed address as a party may direct by notice given in the above manner.

         If to AzurTec:        AzurTec, Inc.
                               12 Penns Trail
                               Newtown, PA 18940
                               Attn: President

         With copy to:         Duane Morris LLP
                               30 South 17th Street
                               Philadelphia, PA 19103
                               Attn: Kate Shay, Esq.

         If to PhotoMedex:     PhotoMedex, Inc.
                               147 Keystone Drive
                               Montgomeryville, PA 18936
                               Attn: President

         With copy to:         Jenkens & Gilchrist, LLP
                               12100 Wilshire Blvd, 15th Floor
                               Los Angeles, CA 90025
                               Attn: Jeffrey P. Berg, Esq.

         (g)      Illegality. If any of the provisions of this Agreement are
                  ----------
determined to be illegal or otherwise enforceable, in whole or in part, the remaining provisions, and any partially enforceable provisions to the extent enforceable, will be binding and enforceable.

         (h)      Captions. The paragraph and subparagraph headings of this
                  --------
Agreement are for convenience of reference only and are not part of this Agreement.

         (i)      Governing Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its rules on conflicts of law. Each of the parties consents to the jurisdiction of any federal or state court within the Commonwealth of Pennsylvania in connection with any lawsuit arising out of this Agreement.

         (j)      Counterparts. This Agreement may be executed in multiple
                  ------------
counterparts, each of which shall be deemed an original Agreement, and all of which constitute one agreement to be effective as of the date of this Agreement.

         (k)      NASD Listing Fee. PhotoMedex agrees to pay the listing fee due
                  ----------------
to the National Association of Securities Dealers, Inc. (the "NASD") with respect to the listing of the PhotoMedex Shares and PhotoMedex Warrant Shares by the Company with the NASD and Nasdaq.

         (l)      Survival of Representations and Warranties. All
                  ------------------------------------------
representations and warranties of the parties herein shall survive the Closing hereunder for a period of twelve months; provided, however, that neither party shall have any liability to the other party hereto with respect to any claim for breach of any such representation or warranties unless written notice of any such claim is given pursuant to Section 12 hereof to the party against whom such claim is asserted within such twelve month period.

         (m)      Expenses. Except as otherwise provided herein, each of the
                  --------
parties hereto shall assume and bear all expenses, costs and fees (including any fees of investment banks, financial advisors, professional advisors and legal counsel) incurred or assumed by such party in the preparation, execution and delivery of this Agreement, whether or not the transactions contemplated hereby are consummated.

         (n)      Confidentiality. The parties agree that the contents of this
                  ---------------
Agreement will not be disclosed to any third party or government agency without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld; provided, however, that either party may make such disclosures as required by or appropriate under applicable laws without the necessity of prior written consent.

         (o)      Board Visitation: Disclosure of Information.
                  -------------------------------------------

                  (i) AzurTec agrees that, for so long as PhotoMedex's general ownership of AzurTec's Common Stock calculated on a fully diluted basis (as set forth in Section 4(e)(i) hereof) is at least 5%, it shall, at PhotoMedex's election, permit a designee nominated by PhotoMedex (e.g. Mr. Alfred J. Intintoli) to attend all meetings of the AzurTec's Board of Directors and to receive notices of all such meetings and copies of all financial information furnished to AzurTec's Board of Directors; provided, however, that AzurTec shall have no obligation to permit any such designees to attend meetings of its Board of Directors or to furnish any such notices or information to such designees unless and until AzurTec and PhotoMedex execute and deliver an agreement in form and substance satisfactory to AzurTec, PhotoMedex and their respective counsel regarding the protection of the confidentiality of the matters discussed at such meetings and the information so furnished and the indemnification by PhotoMedex of AzurTec, its officers, directors, employees and agents for any liability arising out of or related to the disclosure of such information by AzurTec to PhotoMedex or the use thereof by PhotoMedex, where such an agreement is set forth in Schedule 12(o)(i).

                  (ii) PhotoMedex's designee shall not have a seat on AzurTec's Board of Directors, nor shall it have any right to advise, consent or veto, to the end that AzurTec and PhotoMedex may mutually benefit from candor and collaboration, and equally to the end that AzurTec's Board of Directors may enjoy independence of judgment so as to act in the best interest of all shareholders of AzurTec.

         IN WITNESS WHEREOF, the respective parties have caused this Agreement to be executed by their respective duly authorized officers both as of the date and year first above written.

AZURTEC, INC.                               PHOTOMEDEX, INC.



By:      Neil Sukonik                            By:  /s/ Jeffrey F. O'Donnell
         ------------                                 ------------------------
Title:   President                            Title:  President & CEO